                                                                   EXHIBIT 4(a)


    NUMBER              UNIVERSAL MEDICAL SYSTEMS, INC.             SHARES

   UM 0498       INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

              UM0000498                 07760

  COMMON STOCK                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 913734 10 9
  THIS CERTIFIES that

0000010256

  is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER
                                   SHARE, OF

                        UNIVERSAL MEDICAL SYSTEMS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

  IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed in facsimile by its duly authorized officers, and its Corporate Seal to be affixed in facsimile.

  Dated:

                07760000258 RGX

      /s/                                                    /s/
           Secretary [UNIVERSAL MEDICAL SYSTEMS, INC. SEAL]            President


                         COUNTERSIGNED AND REGISTERED
                                AMERICAN STOCK TRANSFER & TRUST COMPANY
                                            (NEW YORK, NY)        TRANSFER AGENT
                         BY                                       AND REGISTRANT

                           /s/
                                                            AUTHORIZED SIGNATURE

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                         UNIVERSAL MEDICAL SYSTEMS, INC.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT -_____ Custodian_______
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
JT TEN  - as joint tenants with right                     under Uniform Gifts to
          of survivorship and not as                      Minors
          tenants in common
                                                          ACT _________
                                                               (State)

    Additional abbreviations may also be used though not in the above list.

       For Value Received, _________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________

                     ___________________________________________________________
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                              WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed:

____________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.